SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  APRIL 15, 1998

                           FIRST MEDICAL GROUP, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                              1-155                 13-1920670
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(STATE OR OTHER JURISDICTION       (COMMISSION         (IRS EMPLOYER
OF INCORPORATION)                  FILE NUMBER)        IDENTIFICATION NO.)


1055 WASHINGTON BOULEVARD, STAMFORD, CT               06901
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (203) 327-0900

                                      N/A
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          (FORMER NAME OF FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.        DISPOSITION OF ASSETS

        On April 14 and 15, 1998 First Medical Group Inc., through certain of its wholly owned subsidiaries completed the sale of its Florida operations which amounted to the sale of all of the assets of its nine outpatient centers listed below and its management agreements for the South Florida multi-specialty practices. The total sales price determined through arms - length negotiations, was approximately $6.75 million, the proceeds of which were used to pay off an existing loan with First Union Bank in the amount of $2,827,812, money owed to Humana Inc., in the sum of $1,227,045 and various accounts payable and other accrued liabilities in the amount of $1,483,541. The balance of the proceeds will be used for general working capital requirements.

The following outpatient centers that were sold are as follows:

 ................................ ...............................................
OUTPATIENT CENTERS                    PURCHASER             NATURE OF SALE
 ................................ ...............................................
1071 Cutler Ridge                CNU Acquisition Corp.        Assets
11000 SW 211 Street
Miami, FL  33189
 ................................ ...............................................
1081 Kendall                     CNU Acquisition Corp.        Assets
11701 Mills Drive
Miami, FL  33183
 ................................ ...............................................
1296 Margate                     CNU Acquisition Corp.        Assets
5643 NW 29th Street
Margate, FL  33063
 ................................ ...............................................
1310 Plantation                  CNU Acquisition Corp.        Assets
6871 W Sunrise Blvd.
Plantation, FL  33313
 ................................ ...............................................
2310 Plant City                  CNU Acquisition Corp.        Assets
1703 Thonotossassa Rd.
Suite 300
Plant City, FL  33567
 ................................ ...............................................
2754 Lutz                        CNU Acquisition Corp.        Assets
217 Crystal Grove Blvd.
Suite 101
Lutz, FL  33549
 ................................ ...............................................
2755 South Tampa                 CNU Acquisition Corp.        Assets
3255 S Mac Dill Avenue
Suite #117
Tampa, FL  33629
 ................................ ...............................................
2756 New Port Richey             CNU Acquisition Corp.        Assets
4759 US Highway 19
New Port Richey, FL  34652
 ................................ ...............................................
2885 Spring Hill                 CNU Acquisition Corp.        Assets
4189 Mariner Boulevard
Springhill, FL  34609
 ................................ ...............................................

        On April 17, 1998 First Medical Group, Inc., ("FMG") sold HallMark Electrical Supplies Corp., ("HallMark") which was a wholly owned subsidiary of FMG to Salvatore J. Zizza and the existing management of HallMark for a total sales price of $1,900,000.00. The purchase price of $1,900,000.00 represented a cash payment of $750,000.00 and the assumption of $1,150,000.00 worth of debt and Mr. Zizza's agreement not to compete.

        Simultaneously with the sale of HallMark, Mr. Zizza resigned as Executive Vice President, Chief Financial Officer and Treasurer of FMG and its subsidiaries. Mr. Zizza continues to serve as a director of FMG.

        The total sales price was determined through arms-length negotiations and unanimously approved by the Board of Directors of FMG with Mr. Zizza abstaining from the vote. The Board also formed an independent committee of the Board to determine the fair and reasonable value of HallMark.

ITEM 7.        FINANCIAL  STATEMENTS  AND PRO FORMA  FINANCIAL  INFORMATION  AND
               EXHIBITS

               b. First Medical Group Inc. unaudited pro forma condensed balance sheet:

                       The following unaudited pro forma condensed financial information gives effect to the transactions described above as if such events had occurred on January 1, 1997. This financial information is presented for informational purposes only and does not purport to represent what FMG's results of operations would actually have been if the aforementioned transactions had occurred on the dates specified or to project FMG's results of operations for any future periods.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FIRST MEDICAL GROUP, INC.

Dated:  April 29, 1998                     By: /s/ Robert A. Bruno
                                              -------------------------------
                                              Robert A. Bruno
                                              Vice President and General Counsel

FIRST MEDICAL GROUP, INC.
UNAUDITED PRO-FORMA CONDENSED BALANCE SHEET
DECEMBER 31, 1997

                                             HISTORICAL            ADJUSTMENTS   ADJUSTMENTS     PRO-FORMA
                                             ----------            -----------   -----------     ---------
                                                                  (See Note 1)   (See Note 2)

          ASSETS

Cash                                         $ 1,151,416         $ 1,391,602     $  (183,379)  $ 2,359,639
Other current assets                          19,944,777          (5,442,037)     (9,240,545)    5,262,195
Other assets                                   6,449,192          (2,214,123)        (95,128)    4,139,941
Net assets held for disposal                           -                   -       1,903,000     1,903,000
                                             -----------          ----------      ----------    ----------

Total assets                                 $27,545,385         $(6,264,558)    $(7,616,052)  $13,664,775
                                             ===========         ===========     ===========   ===========

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current liabilities                          $22,505,840        $(10,819,090)    $(2,636,343)  $ 9,050,407
Other liabilities                              6,093,266            (161,345)     (4,979,709)      952,212
Shareholders' equity (deficit)                (1,053,721)          4,715,877               -     3,662,156
                                             -----------        ------------     -----------   -----------

Total liabilities and shareholders'
   equity (deficit)                          $27,545,385        $ (6,264,558)    $(7,616,052)  $13,664,775
                                             ===========         ===========     ===========   ===========

NOTE 1:

(a) Recording sale of Florida medical centers for $6.75 million in cash for certain net assets of $430,049 with difference recorded to retained earnings.

(b) Pay-off loans at bank for $2,827,812 with proceeds from sale and reduce interest expense by $180,000.

(c) Pay-off amounts due to Humana in Florida and Texas of $1,227,045 with the proceeds from the sale.

(d) Pay-off amounts due for accounts payable and other accrued liabilities of $1,483,541 with the proceeds from the sale.

(e) Write-off goodwill of $1,784,074 recorded from the purchase of BMC.

(f) Reclass accrued medical claims payable of $5,442,037 to IBNR receivable.

NOTE 2:

(a) Reclass Hallmark Electrical Supplies Corp. assets and liabilities to net assets held for disposal of $1,903,000.